UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 30, 2011 (March 29, 2011)

PHH CORPORATION
(Exact name of registrant as specified in its charter)

MARYLAND	1-7797	52-0551284
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
3000 Leadenhall Road
Mt. Laurel, New Jersey 08054
(Address of principal executive offices, including zip code)
(856) 917-1744
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On March 29, 2011, PHH Corporation ("PHH") issued a press release announcing that it has extended its offer to the holders of the $350.0 million aggregate principal amount of its 9¼% Senior Notes due 2016, issued August 11, 2010, to exchange such notes for a like principal amount of notes having identical terms other than that such new notes have been registered under the Securities Act of 1933, as amended.  The exchange offer, which had been scheduled to expire on March 28, 2011 at 5:00 p.m., New York City time, will now expire at 5:00 p.m., New York City time, on Wednesday, March 30, 2011, unless further extended by PHH.  The press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits
99.1           Press Release of PHH Corporation, dated March 29, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHH CORPORATION

By:	/s/ William F. Brown
Name:	William F. Brown
Title:	Senior Vice President, General Counsel & Secretary
Dated: March 30, 2011

Index to Exhibits
Exhibit Number	Description
99.1	Press Release of PHH Corporation, dated March 29, 2011.